POST BALANCE SHEET EVENTS	12 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
POST BALANCE SHEET EVENTS
30.	POST BALANCE SHEET EVENTS

Amendment and Restatement of Term Loan

During 2025, the Company entered into further amendments to its senior secured term loan credit agreement with its principal lender, Perceptive, to access additional funding and enhance its financial position.

On February 27, 2025, the Company entered into a fourth amendment to the credit agreement, pursuant to which Perceptive provided an additional US$4.0 million in term loan funding. This funding will be used for general corporate purposes, including the further development of our CGM offering.

On May 14, 2025, the Company entered into a fifth amendment to the credit agreement, which provided for a further US$2.0 million in term loan funding, extended the maturity date of the Term Loan from January 2026 to July 27, 2026, and confirmed that interest payments for the months of April, May, and June 2025 would be paid-in-kind. This funding is also intended to support general corporate purposes and continued investment in the Company’s CGM and biosensor development programs.

These 2025 amendments reflect the ongoing support of Perceptive and have further strengthened the Company’s liquidity position, while providing greater operational and financial flexibility to support the execution of its strategic and commercial objectives.